UNITED STATES SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: June 12, 2014

ENERGIE HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Delaware

 (State or other jurisdiction of incorporation)

000-28562	94-2857548
(Commission File Number)	(I.R.S. Employer
Identification No.)

4885 Ward Road, Suite 300Wheat Ridge, Colorado 80033

 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (404) 891-1118

               (fka Alas Aviation Corp.)

4002 Highway 78, Suite 530-324, Snellville, GA  30039

 (Former name, former address and former fiscal year,

if changed since last report)

Registrant's telephone number, including area code: (720)-963-8055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01 Other Events

On June 10, 2014, the Current Report on Form 8-K (the “Form 8-K”) of Energie Holdings, Inc. (“Energie”, “we” or “us”) was inadvertently and prematurely filed through a miscommunication with its EDGAR filer. As such, the Form 8-K should not be relied upon. Energie intends to file an amended Form 8-K in due course.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 12, 2014

ENERGIE HOLDINGS, INC.

By:	/s/ Harold Hansen
Harold Hansen President (Principal Executive Officer)